Exhibit 10.6
EXHIBIT B

FORM OF
TERM NOTE

[$_______________]                                                                                                Pittsburgh, Pennsylvania
[____________, 200__]

FOR VALUE RECEIVED, the undersigned, Matthews International Corporation, a Pennsylvania corporation (the "Borrower"), hereby promises to pay to the order of _________________________ ("BANK"), as provided for in the Loan Agreement (as defined below), the original principal amount of [___________________ and __/100 Dollars ($_____________)], together with interest on the unpaid principal amount of this Term Note (this "Term Note") at the rate or rates per annum determined pursuant to Article II of, or as otherwise provided in, that certain Loan Agreement, by and among the Borrower, BANK and other financial institutions listed on the signature pages thereof (BANK and such other financial institutions are each, a "Bank" and collectively, the "Banks"), and Citizens Bank of Pennsylvania, a Pennsylvania banking institution, as agent for the Banks (in such capacity, the "Agent"), dated December 3, 2001, as amended by that certain First Amendment to Loan Agreement, dated __________, 2004, by and among the Borrower, the Banks and the Agent (as further amended, modified or supplemented from time to time, the "Loan Agreement"), and with such amounts being payable on the dates set forth in Article II of, or as otherwise provided in, the Loan Agreement.

All payments and prepayments to be made in respect of principal, interest or other amounts due from the Borrower under this Term Note shall be payable at 12:00 noon (Pittsburgh, Pennsylvania time) on the day when due, without presentment, demand, protest or notice of any kind, all of which are expressly waived, and an action therefor shall immediately accrue.  All such payments shall be made to the Agent for the ratable benefit of BANK at the designated office of the Agent located at 525 William Penn Place, Pittsburgh, Pennsylvania 15219, in lawful money of the United States of America, in immediately available funds, without setoff, counterclaim or other deduction of any nature.

Except as otherwise provided in the Loan Agreement, if any payment of principal or interest under this Term Note shall become due on a day that is not a Business Day, such payment shall be made on the next following Business Day and such extension of time shall be included in computing interest in connection with such payment.

This Term Note is one of the Notes referred to in, and is entitled to the benefits of, the Loan Agreement.  Capitalized terms used in this Term Note that are defined in the Loan Agreement shall have the meanings assigned to them therein unless otherwise defined in this Term Note.

This Term Note shall be governed by, and shall be construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania without regard to the principles of the conflicts of law thereof.  In the event of any Event of Default or the enforcement by BANK of its rights hereunder, the Borrower hereby consents to the jurisdiction and venue of the Court of Common Pleas of Allegheny County, Pennsylvania and the United States District Court for the Western District of Pennsylvania with respect to any suit arising out of or mentioning this Term Note.

WARRANT OF ATTORNEY TO CONFESS JUDGMENT.  THE BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE PROTHONOTARY, ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD, WITH OR WITHOUT DEFAULT, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE BORROWER FOR SUCH SUMS AS ARE DUE AND/OR MAY BECOME DUE UNDER THIS TERM NOTE, WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH AN AMOUNT EQUAL TO FIFTEEN PERCENT (15%) OF THE AMOUNT OF SUCH JUDGMENT, BUT NOT LESS THAN TEN THOUSAND DOLLARS ($10,000.00), ADDED FOR ATTORNEYS' COLLECTION FEES.  TO THE EXTENT PERMITTED BY LAW, THE BORROWER RELEASES ALL ERRORS IN SUCH PROCEEDINGS.  IF A COPY OF THIS TERM NOTE, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF THE HOLDER OF THIS TERM NOTE SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL TERM NOTE AS A WARRANT OF ATTORNEY.  THE AUTHORITY AND POWER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE BORROWER SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF AND MAY BE EXERCISED AS OFTEN AS THE HOLDER SHALL FIND IT NECESSARY AND DESIRABLE AND THIS TERM NOTE SHALL BE A SUFFICIENT WARRANT THEREFOR.  THE HOLDER HEREOF MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE AMOUNT OWING HEREUNDER, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE SAME AMOUNT.  IN THE EVENT ANY JUDGMENT CONFESSED AGAINST THE BORROWER HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON THE BORROWER'S BEHALF FOR ANY REASON, THE HOLDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST THE BORROWER FOR ANY PART OR ALL OF THE AMOUNTS OWING HEREUNDER, AS PROVIDED FOR HEREIN, IF DOING SO WILL CURE ANY ERRORS OR DEFECTS IN SUCH PRIOR PROCEEDINGS.

BANK may at any time pledge all or any portion of its rights under the Loan Documents including any portion of this Term Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. §341.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Borrower has executed, issued and delivered this Term Note the day and year written above.

ATTEST:	Matthews International Corporation

By:                                                                (SEAL)By: (SEAL)

Name:                                                                Name:

Title:                                                                Title:

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA                                                                                     )

)           SS:

COUNTY OF ALLEGHENY                                                                           )

On this, the _____ day of ____________, 200__, before me, a Notary Public, the undersigned officer, personally appeared _______________________, who acknowledged himself/herself to be the ______________ of Matthews International Corporation, a Pennsylvania corporation (the "Company"), and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the Company as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

______________________________
Notary Public

My Commission Expires: